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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 29, 2000
                                                  ------------------------------
                           Juno Online Services, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-26009                  13-3914547
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

   1540 Broadway, New York, New York                               10036
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code        (212) 597-9000
                                                    ----------------------------

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          (Former name or former address, if changed since last report)




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         ITEM 5.  OTHER EVENTS.

         On June 29, 2000, Juno Online Services, Inc. ("Juno") entered into a subscriber referral agreement (the "Agreement") with SmartWorld Communications, Inc. and its subsidiaries SmartWorld Technologies, LLC and Freewwweb, LLC (collectively, "Freewwweb"). Also on June 29, 2000, Freewwweb, a provider of free dial-up Internet access, filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York. On July 19, 2000, the bankruptcy court approved the Agreement.

         Under the terms of the Agreement, Freewwweb will refer its subscribers to Juno's free Internet access service and will receive compensation from Juno for each former Freewwweb subscriber (or individual recruited through certain Freewwweb marketing channels) who a) becomes a new Juno subscriber and b) subsequently meets certain qualification criteria (a "Qualified Referred Subscriber"). As consideration for the referral of each Qualified Referred Subscriber, Freewwweb will receive compensation as follows: with respect to Qualified Referred Subscribers qualifying in calendar year 2000, $30 in Juno common stock and $10 in cash for each of the first 250,000 such subscribers, $40 in Juno common stock and $10 in cash for each of the next 100,000 such subscribers, and $50 in Juno common stock (and no cash) for each such subscriber in excess of 350,000. With respect to any Qualified Referred Subscribers qualifying in calendar year 2001, Freewwweb will receive $25 in Juno common stock (and no cash) for each such subscriber. In order to qualify for one of the above payments, a subscriber must remain a Juno subscriber for at least 90 days and have used the World Wide Web through Juno for an aggregate duration of at least 30 minutes in a specified 30-day measurement period. As an advance against the payments described above, Juno will pay Freewwweb $5 in cash for each Referred Subscriber (up to a maximum of 350,000) who uses the World Wide Web through Juno for an aggregate duration of at least 30 minutes during the calendar month in which such subscriber first subscribes to Juno.

         On July 20, 2000, Juno issued a press release regarding the Agreement, which is attached hereto as Exhibit 99 and incorporated herein by reference.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.   The following document is filed as an exhibit to
                              this Report:

                  99          Press Release, dated July 20, 2000.



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                                   SIGNATURES*

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          JUNO ONLINE SERVICES
                                          (Registrant)

           July 20, 2000                           /s/ CHARLES E. ARDAI
-------------------------------------     --------------------------------------
                Date                                 Charles E. Ardai,
                                          President and Chief Executive Officer

* Print name and title of the signing officer under his signature.